Exhibit 99.1

Powerfleet Announces Successful Resolution of SEC Comment Letter Involving Non-Cash Accounting Issue

Sets First Quarter Fiscal 2025 Conference Call for Thursday, August 22, 2024, at 8:30 a.m. ET

Expects to File Transition Report on Form 10-KT for the transition period ended March 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 on or before August 23rd

WOODCLIFF LAKE, N.J., August 19, 2024 - Powerfleet, Inc. (Nasdaq: AIOT) today announced that, on August 16, 2024, it received a letter from the U.S. Securities and Exchange Commission (SEC) indicating that the SEC has completed its review regarding Powerfleet’s determination that it is the accounting acquirer in the recent business combination with MiX Telematics Ltd.

This now allows Powerfleet to file its Transition Report on Form 10-KT for the transition period ended March 31, 2024 (the “Form 10-KT”) and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Form 10-Q”), which the Company expects to complete on or before August 23, 2024.

As a result, Powerfleet will report results for its first fiscal quarter ended June 30, 2024, which is the first fiscal quarter for the combined company following Powerfleet’s combination with Mix Telematics Ltd, on Thursday, August 22, 2024 and hold a conference call at 8:30 am ET that day.

First Quarter Fiscal 2025 Conference Call Details

Powerfleet will hold a conference call on Thursday, August 22, 2024, at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss results for the quarter ended June 30, 2024. Financial results will be issued in a press release prior to the call.

Management will make prepared remarks followed by a question-and-answer session.

Date: Tuesday, August 22, 2024

Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 263975

The conference call will be broadcast simultaneously and available for replay here and via the investor section of the company’s website at ir.powerfleet.com.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR; TASE: PWFL) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. For example, forward-looking statements include, without limitation, statements regarding the Company’s anticipated filing of the Form 10-KT and Form 10-Q. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described in the Company’s filings with the SEC, including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

LHA Investor Relations

AIOTIRTeam@lhai.com

Powerfleet Media Contact

Andrea Hayton

ahayton@powerfleet.com

+1 (610) 401-1999